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                                                                   Exhibit 10(m)


              AMENDMENT TO LOAN DOCUMENTS AND FORBEARANCE AGREEMENT

     This Amendment to Loan Documents and Forbearance Agreement (the "Agreement") is entered into as of January 10, 2001 between Silicon Valley Bank ('Silicon') and NetPlex Systems, Inc. ("Borrower") with respect to the following:

     A. Silicon and the Borrower are parties to that certain Loan and Security Agreement dated July 31, 2000 (as amended, the "Loan Agreement"). Capitalized terms used in this Agreement, which are not defined herein, shall have the meanings set forth in the Loan Agreement The Loan Agreement and all other present and future documents, 'instruments and agreements relating thereto are referred to herein collectively as the 'Loan Documents'.

     B. Material Events of Default have occurred and are continuing under the Loan Documents, including without limitation the following: Borrower's failure to meet the Tangible Net Worth financial covenant set forth in the Loan Documents for the month ending September 30, 2000.

     C. Borrower has requested that Silicon defer, taking action by reason of the Existing Event of Default (as defined below) and continue to provide financing to the Borrower for a limited time. Silicon is willing to do so for the term and on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

     1.  Forbearance.

         1.1 Default. As of the date hereof, the Borrower has failed to comply with the Tangible Net Worth financial covenant set forth in the Loan Documents for the month ending September 30, 2000. Accordingly, an Event of Default has occurred under the Loan Documents (the 'Existing Event of Default'), which Borrower acknowledges.

         1.2 Forbearance. Subject to the terms and conditions hereof, Silicon agrees to forbear from exercising its rights and remedies under the Loan Documents by reason of the Existing Event of Default until March 31, 2001 (the 'Forbearance Period'); provided no Additional Default shall occur. If an Additional Default shall occur, Silicon shall be free to proceed to exercise its rights and remedies by reason of the Existing Event of Default, without further notice. In agreeing to forbear from exercising its rights and remedies, Silicon is not waiving the Existing Event of Default or any rights or remedies in connection therewith, all of which are expressly reserved. Upon expiration of the Forbearance Period, Silicon shall be free to proceed to exercise its rights and remedies by reason of the Existing Event of Default, without further notice.

         1.3 Waiver of Compliance. Silicon and Borrower hereby agree that Borrower does not need to comply with the Tangible Net Worth financial covenant set forth in the Loan Documents for the months ending October 31, 2000 through March 31, 2001; provided no Additional Default shall occur. It is understood by the Borrower and Silicon,
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however, that such waiver of compliance does not constitute a waiver of any other provision or term of the Loan Agreement or any related document nor an agreement to waive in the future compliance with these covenants or any other provision or term of the Loan Agreement or any related document.

         1.4 Additional Default. 'Additional Default' as used herein means (i) an Event of Default under a Loan Document, other than the Existing Event of Default, or (ii) a breach of any of Borrower's obligations under this Agreement.

     2. Fee. In consideration for Silicon entering into this Agreement, Borrower shall concurrently pay Silicon a forbearance fee in the amount of $5,000, which shall be fully earned on the date hereof, shall be in addition to all interest and. all other fees and shall be nonrefundable. Silicon is authorized to charge said fee to Borrower's loan. account.

     3. Non-Renewal of Loan Agreement. Although not required under the. Loan Agreement or any of the Loan Documents, Silicon nonetheless wishes to advise Borrower (and each Guarantor) that Silicon will not RENEW OR extend the Loan Agreement beyond the Maturity Date, as amended herein (the "Termination Date"), As provided in the Loan Agreement, all of the `Obligations" (as defined in the Loan Agreement) are to be paid in full on the Termination Date (or any earlier effective date of termination), and termination does not in any way affect or impair any of Silicon's rights or remedies, nor does termination relieve Borrower (or any Guarantor) of any Obligation to Silicon until all of the Obligations have been paid and performed in full.

     4. Amendment to Credit Limit. Section 1 of the Schedule to Loan and Security Agreement entitled 'CREDIT LIMIT' is hereby amended in its entirety to read as follows:

         "1. CREDIT LIMIT (Section 1.1): An amount not to exceed the lesser of:

                    (i) $5,000,000 at any one time outstanding (the "Maximum Credit Limit); or

                    (ii) the sum of:

                         (a) 40% of the amount of Borrower's Eligible
                             Receivables (as defined in Section 8 above), plus

                         (b) the Permitted Overadvance Amount (as defined
                             below).

                    As used herein, the term "Permitted Overadvance Amount" means, as of any date of determination, an amount equal to:
                    (1) during the lst day through the 16th day of any month, $500,000; (2) during the 17th day through the 22nd day of any month $-0- (the "Clean-Up Period"); and (3) during the 23rd
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                    day through the last day of any month, $500,000, PROVIDED,
                    HOWEVER, that from and after the Permitted Overadvance Termination Date (as defined below), the Permitted Overadvance Amount shall at all times mean an amount equal to $-0-. As used herein, the term "Permitted Overadvance Amount Termination Date means first date, IF ever, that Borrower fails to comply with the Clean-Up Period.'

Borrower hereby acknowledges that Silicon has applied the CD security to the amount of the outstanding Obligations.

     5. Amendment to Interest. -Section 2 of the Schedule to Loan and Security Agreement entitled "INTEREST" is hereby amended in its entirety to read as follows:

         "2.      INTEREST

                  Interest Rate (Section 1.2):

                    A rate equal to the 'Prime Rate in effect from time to time, plus 2.5% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate."

     6. Amendment to Maturity Date. Section 4 of the Schedule to Loan and Security Agreement is hereby amended to read as follows:

         "4.      MATURITY DATE (Section 6. 1): March 31, 2001."

     7. Amendment to Financial Covenants. Section 5 of the Schedule to Loan and Security Agreement entitled "FINANCIAL COVENANTS (Section 5.1)" is hereby amended by adding the following financial covenant:

         "Performance to Plan:      Borrower's parent, The NetPlex Group, Inc.,
                                    on a consolidated basis, shall operate
                                    within ten percent (10%) of its projected
                                    quarterly 'Net Income/(Loss)' as set forth
                                    on that certain "NetPlex Group, Inc. and
                                    Contractor's Resources Consolidated
                                    Statements of Operations Year 2000" and
                                    "NetPlex Group, Inc. and Contractor's
                                    Resources Consolidated Statements of
                                    Operations Year 2001" attached hereto as
                                    Exhibit A."
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     8.  Covenant Regarding Stock of Contractors Resources, Inc. The Borrower
shall cause America's WORK Exchange, Inc. (AWE) to immediately deliver to Silicon the Securities (as defined in that certain Pledge Agreement dated July 31, 2000 and executed by AWE in favor of Silicon (the 'Pledge Agreement)), together with duly executed instruments of assignment thereof.

     9. Covenant Regarding Copyrights. By March 31, 2001, if all Obligations have not been paid and performed in full by Borrower and if Borrower, The NetPlex Group, Inc. or Contractors Resources, Inc. has any unregistered copyrights, then each of Borrower, The NetPlex Group, Inc. and Contractors Resources, Inc., as applicable, shall have (i) caused all of its; unregistered copyrights to be filed for registration with the United States copyright Office (the "Copyrights"), (ii) executed and delivered to Silicon a Collateral Assignment, Patent Mortgage and Security Agreement on Silicon's standard form (the "IP Agreement), (iii) caused the IP Agreement to be filed in the United States Copyright Office, and (iv) provided evidence of such recordation to Silicon.

     10. Release. In consideration for Silicon entering into this Agreement, the Borrower hereby irrevocably releases and forever discharges Silicon, and its successors, assigns, agents, shareholders, directors, officers, employees, agents, attorneys, parent corporations, subsidiary corporations, affiliated corporations, affiliates, participants, and each of them, from any and all claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action, of every nature and description, known and unknown, which Borrower now has or at any time may hold, by reason of any matter, cause or thing occurred, done, ornitted or suffered to be done prior to the date of this Agreement. Borrower hereby irrevocably waives the benefits of California Civil Code Section 1542 which provides: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which ff known by him must have materially affected his settlement with the debtor." This release is fully effective on the date hereof.

     11. General Provisions.

         11.1 Integration; Amendment This Agreement and the other Loan Documents set forth in full the terms of agreement between the parties and are intended as the full, complete and exclusive contract governing the relationship between the parties. This Agreement and the other Loan Documents supersede all other discussions, promises, representations, warranties, agreements, and understandings between the parties. All of the Obligations, and all of the Loan Documents and all terms and provisions thereof shall continue in full force and effect and the same are hereby ratified and confirmed. This Agreement may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the party against whom enforcement of the modification, amendment or waiver is sought. Nothing herein limits any of the covenants, agreements, representations OR warranties in the Loan Agreement or any of the other Loan Documents.

         11.2 Waivers. Any waiver of any condition in, or breach of, this Agreement or any of the other Loan Documents in a particular instance shall be only made by a specific
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written waiver signed by a duly authorized officer of Silicon and Borrower, and any such waiver shall not operate as a waiver of other or subsequent conditions or breaches of -the same or a different kind. Silicon's exercise or failure to exercise any rights under this Agreement or any of the other Loan Documents in a particular instance shall not operate as a waiver of its right to exercise the same or different rights in subsequent instances.

         11.3 Other General Provisions. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns, provided, however, that Borrower may not assign or transfer any rights hereunder without the prior written consent of Silicon. This Agreement does not create, and shall not be construed as creating any rights enforceable by any person not a party to this Agreement. Time is of the essence of each of the obligations of the parties under, and each of the provisions of, this Agreement. The headings in this Agreement are solely for convenience and shall be given no effect in the construction or interpretation of this Agreement. This Agreement may be executed in any number of counterparts, which together shall constitute one and the same agreement. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, illegal or unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect. Borrower shall reimburse Silicon, for all of the reasonable costs, fees and expenses (including without limitation reasonable attorneys' fees) which Silicon has incurred or hereafter incurs in connection with the negotiation, drafting or enforcement of this Agreement, or otherwise in connection with this Agreement or the other Loan Documents, whether or not there is any litigation between the parties hereto.

         11.4 Governing Law, Forum Selection. This Agreement shall be governed by the laws of the State of California. As a material part of the consideration to the parties for entering into this Agreement, each party (1) agrees that, at the option of Silicon, all actions and proceedings based upon, arising out of or relating in any way directly or indirectly to, this Agreement shall be litigated exclusively in courts located within Santa Clara County, California, (2) consents to the jurisdiction of any such court and consents to the service of process in any such action or proceeding by personal delivery, first-class mail, or any other method permitted by law, and (3) waives any and all rights to transfer or change the venue of any such action or proceeding to any court located outside Santa Clara County, California.

         11.5 MUTUAL WAYVER OF RIGHT TO JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACMON OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN OR AMONG THENT OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF ANY PARTY TO THIS AGREEMENT OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH THEM; IN EACH OF THE.FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

Borrower:                                   Silicon:
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NETPLEX SYSTEMS, INC.                       SILICON VALLEY BANK



By   Peter J. Russo                          By  Milad Harena
Title  Sr. VP & CFO                         Title Senior Vice President

By
Title
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                               CONSENT AND RELEASE

     Each of the undersigned acknowledges that its consent to the foregoing Amendment to Loan Documents and Forbearance Agreement is not required, but the undersigned nevertheless does hereby consent to the foregoing Amendment and Forbearance and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between OR among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guarantee or any other Loan Document of the undersigned, all of which are hereby ratified and affirmed.

     Each of the undersigned hereby irrevocably releases and forever discharges Silicon, and its successors, assigns, agents, shareholders, directors, officers, employees, agents, attorneys, parent corporations, subsidiary corporations, affiliated corporations, affiliates, participants, and each of them, from any and all claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action, of every nature and description, known and unknown, which each of the undersigned now has or at any time may hold, by reason of any matter, cause or thing occurred, done, omitted or suffered to be done prior to the date of this Agreement., Each of the undersigned hereby irrevocably waives the benefits of California Civil Code Section 1542 which provides: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor." This release is fully effective on the date hereof.

         THE NETPLEX GROUP, INC.

         By:  Peter J. Russo
         Title:  Sr. VP & CFO
         Address:   1800 Robert Fulton Drive
                    Suite 250
                    Reston, Virginia 20191

         AMERICA'S WORK EXCHANGE, INC.

         By:  Peter J. Russo
         Title:  Sr. VP & CFO
         Address:   1800 Robert Fulton Drive
                    Suite 250
                    Reston, Virginia 20191

         CONTRACTORS RESOURCES, INC.

         By:  Peter J. Russo
         Title:  Sr. VP & CFO
         Address:   1800 Robert Fulton Drive
                    Suite 250
                    Reston, Virginia 20191